MRU Holdings, Inc.
Investor Presentation

April 29, 2008

NASDAQ: UNCL

Disclaimer and Disclosure Statement

Except for historical information contained herein, this presentation contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about MRU Holdings, Inc. ("MRU" or the "Company") and its industry, including portfolio growth, projected demand for loans and financing plans. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. Those risks, uncertainties and other factors are described in the Company's filings with the Securities and Exchange Commission including its annual and quarterly reports. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future. This presentation also contains estimates and analysis of the student loan market, MRU's market penetration and the competitive position of MRU and MRU's competitors. These estimates are based on current information available to the Company and may not reflect other relevant information from sources not available to the Company that may be important to an investment decision. The information contained herein is for your convenience and general information only. Nothing herein constitutes investment advice or a recommendation with respect to any security and the Company provides no warranty as to the fitness of the such information for any purpose. The presentation is not an offer to sell any security and is not soliciting an offer to buy any security. Investors are urged to conduct their own research and analysis.

MRU HOLDINGS INCORPORATED

Company Overview

- Private student loan market expected to grow from $17 billion to $80+ billion by 2012–2013(1)
- MRU is one of the fastest growing companies in private student loan sector
  - Growing 100%+ per year, massive application flow from MyRichUncle® direct-to-consumer brand and private label channel—over $2.5 billion in application volume in 2007
  - Owns one of the largest proprietary databases of students developed from relationships with Princeton Review and STA Travel in 2007
- Superior proprietary risk management and underwriting capabilities—focuses MRU as Super-Prime Player.
  - Unwavering attention to post-graduation income analytics and core repayment capacity throughout credit bubble results in among the strongest performing portfolios of private student loans in the industry
- Tremendous opportunity for "direct-to-consumer" strategy due to open playing field and dramatic market growth
  - Bank originators that have been focused on federal student loans or reliant on external guarantees from TERI are leaving the market enabling MRU to gain market share at a lower customer acquisition cost and more compelling economics

(1) Source: National Center of Education Statistics and College Board, Trends in Student Aid 2006.

MRU HOLDINGS INCORPORATED

Macro Environment Overview

- Need for education is stronger than ever, and financing for college is needed as annual cost increases of 6%-7% far exceed income growth
- Educational subsidies from government are focused on lowering interest rates in federal loan program not increasing loan limits.
  - Recent bills in congress provide for limited increase in Stafford loan of $1000-$2000 per year
- Alternative funding channels such as home equity and savings are strained
- College endowments are starting to use resources for financial aid but gap is much larger. Only 25 endowments have 1 bln+ assets – remaining schools are under endowed. Total financing gap is $110 bln+
- New legislation for student loans is highly positive in limiting the powers of financial aid offices to direct loans to large incumbent lenders
- Large incumbent lenders with roots in federal student loan program don't have capability and business model to effectively underwrite private student loans

Source: National Center of Education Statistics and College Board, Trends in Student Aid 2006.

MRU HOLDINGS INCORPORATED

EDUCATION MARKET

2007 Overall Education Funding Sources

($ in billions)



$244
$113.5 Billion Funding Gap
$95.0
Personal/Family Funding/ Home Equity
$18.5
Private Loans
$59.6
Federal Loans
$64.9
Grants
$5.9
Education Tax Benefits
Education Funding Sources

Source: National Center of Education Statistics and College Board, Trends in Student Aid 2007, Trends in College Pricing.

MRU HOLDINGS INCORPORATED

Projected Private Student Loan Volume and Growth

($ in billions)

- Demand is expected to increase further as more of the funding gap moves away from home equity and savings to private student loans.
- Private loan market only $6.2 billion in size in 2002, $17.3 billion in 2006, and is expected to grow to over $80 billion in 2013.


$100
80
60
40
20
0
25% CAGR
$17.3
$80.0
2005–06
2006–07
2007–08
2008–09
2009–10
2010–11
2011–12
2012–13

Source: National Center of Education Statistics and College Board, Trends in Student Aid 2006, MRU estimates.

MRU Lends to Highest Socio-Economic Demographic within US Adult Population

% of US Adult Population by Education Levels


Graduate
10.0%
Bachelor's
18.0%
MRU Focus Area
Associate's
9.0%
Some College
17.0%
High School
32.0%
< High School
14.0%

Source: US Census

- MRU underwriting is focused on the most educated 28% of US population
- MRU targets 3,000 out of total 6,500 schools, with 7 million students out of 15 million total student population
- College graduates are superior credit risk due to lower unemployment rates and higher income prospects
- MRU positively selects towards highest-end borrowers within total student population
- Among the most conservative underwriting criteria in student loan business with core focus on future repayment capacity

MRU HOLDINGS INCORPORATED

Student Loans a Better Credit Risk: Average Income of College Graduates Significantly Higher

Average Annual Income by Education Level Achieved



($ in thousands)
$80
$70
$60
$50
$40
$30
$20
$10
$0
$36.3
$42.4
$47.2
$60.0
$75.0
H.S. Graduate
Some College
Associate's Degree
Bachelor's Degree
Graduate Degree

- Higher education drives significantly higher income on average
- MRU's borrower population is concentrated at schools which have significantly higher graduation rates and income post graduation vis-à-vis national averages.

Source: Department of Education, Bureau of Labor Statistics

MRU HOLDINGS INCORPORATED

Student Loans a Better Credit Risk: Incomes of College Graduates Rising While Others Stagnate


% change in Annual Income in 2005 constant dollars
(comparing 1995 to 2005)
8%
6%
4%
2%
0%
-2%
-4%
-6%
H.S. Graduate
Some College
Associate's Degree
Bachelor Degree
Graduate Degree

- College graduates have experienced 5%+ average annual income growth factoring in inflation
- Other demographic segments of population are experiencing negative or stagnant real income growth
- Globalization continues to drive greater demand for skilled labor

Source: Department of Education, Bureau of Labor Statistics

MRU HOLDINGS INCORPORATED

Student Loans a Better Credit Risk—Low Unemployment Variability


8.0%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
General Population
College Graduates
92 93 94 95 96 97 98 99 00 01 02 03 04 05

- College graduates fare better in good and bad economic cycles
- 3.5% variance in unemployment rates from high to low in general population
- 1.5% variance in unemployment rates from high to low for college graduates
- Superior performance in meeting payment obligations

Source: Bureau of Labor Statistics

MRU HOLDINGS INCORPORATED

THE COMPANY

Senior Management Team

Executive	Position	Years of Experience	Prior Experience
• Ed McGuinn	Chairman and CEO	34	CEO of Automated Trading Systems, MD and Member of Fixed Income Committee at Lehman Brothers, Ernst & Young
• Raza Khan	President and Co-Founder	9	Founder of Silk Road Interactive
• Vishal Garg	CFO and Co-Founder	9	Founder and Managing Partner of 1/0 Capital and Schwendiman Technology Partners, Morgan Stanley, VZB Partners
• Jonathan Coblentz	Treasurer and Head of Capital Markets	15	Structured Finance groups of Fortress Investment Group, Goldman Sachs and Credit Suisse
• John Derham	Chief Marketing Officer	15	Advanta, Royal Bank of Scotland, Chase

MRU HOLDINGS INCORPORATED

Corporate and Capital Market Milestones

December 2007	Renewed credit facility with Merrill Lynch for $125 MM
November 2007	Raised $23.5 MM in common equity at $4.65 through Bear Stearns and Piper Jaffrey
October 2007	Upsized and expanded DZ Bank credit facility to $200 MM Financed residual by issuing $11.2 MM Senior Secured Notes
September 2007	Launched Embark.com – leading online admissions portal
June 2007	First $200 MM securitization of prime private loans
February/ March 2007	Acquired Embark from The Princeton Review and launched partnerships with Princeton Review and STA Travel
October 2006	Listed on NASDAQ under symbol UNCL
May/June 2006	Launched PrePrime and Federal student loan products and started student advocacy marketing position
Feb 2006	Closed $29.5 MM Series B financing with Battery Ventures, Blackrock, and Lehman concurrent with $175 MM warehouse with Merrill Lynch
May 2005	Launched MyRichUncle private loan platform
July 2004	Merged into NASDAQ listed company (MHOI)
1999 to 2004	Developed credit and origination model with data back to 1967

MRU HOLDINGS INCORPORATED

Fastest Growing Company in Private Student Loan Sector

($ in millions)

MRU Loans Originated and Company Expectations



$700
600
500
400
300
200
100
0
+ 100% Annual Growth
$38.9
$154.4
>$300.0
$187.4 In 1st Half
>$600.0
FY 2006
FY 2007
Current Fiscal Year
FY 2009E

Source: SEC filings, various press releases, MRU Holdings.

- Over $400 million in student loans originated since inception
- On track for 100%+ origination growth in FY 2008
- Loan origination guidance:
  FY 2008: >$300 million
  FY 2009: >$600 million

MRU HOLDINGS INCORPORATED

OUR PRODUCTS

MRU Loan Products

- Prime Private Loans
  - Students with strong co-borrowers or strong credit history
  - Strong future income prospects and repayment capacity
  - 80% are MyRichUncle / 20% are from affinity partners
- Preprime^{TM} Private Loans
  - Students with limited credit history attending top 10% of US colleges as determined by MRU
  - High academic achievement
  - Extremely strong future income and repayment capacity
  - MRU manages portfolio on behalf of outside equity capital in $200 million warehouse facility
    - MRU receives 35% of total executed gain upon capital markets transaction
- Federal Loans
  - Marketed purely direct-to-consumer
  - One-stop financing solution for college, with low rates
  - About 50-100 bps cheaper than other lenders on Stafford Loans
  - Generate customer loyalty and demand for add-on products

MRU HOLDINGS INCORPORATED

Proprietary Analytics + Tight FICO and Credit Standards


Traditional FICO-Based Credit Analytics Used by Other Lenders
MRU Proprietary Analytics
Extensive Verification of Income, Identity and Enrollment

Leads to Superior Loan Performance Over Time

- Weighted Average FICO: 716
- Average Loan Size: $15,100
- Average Monthly Payment post graduation: $141
- % Co-borrower: 67%
- % Graduate Students: 35%
- Weighted Average Cohort Default Rate: 2.15%
- % of Borrowers attending schools with <4% Cohort Default Rate: 90%
- MRU does not originate "No Documentation" loans
  - Among strongest verification and fraud processes in the industry
  - Only major student loan company performing granular Debt-to-Income analysis through patent-pending proprietary screens
  - No "deals with schools" means no fraud or "doc-lite" loans through financial aid offices

MRU HOLDINGS INCORPORATED

MRU's Portfolio of Borrowers Performs Significantly Better in Good and Bad Economic Cycles


2 Year DOE Gross Cohort Default Rate on Federal Student Loans by Repayment Start Year
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
16.59%
12.50%
5.13%
9.20%
4.67%
2.24%
1991
2004
Non-MRU Schools Average - Funded by Major Lenders but not MRU Eligible
All DOE Eligible Schools Average
MRU Portfolio Weighted Average

Source: Department of Education

- The DOE cohort default rate for schools measures the percentage of borrowers who default on their federal student loans over a 2 year period starting from the year they enter repayment.
- The schools that borrowers in MRU's portfolio attend tend to enroll students who are significantly better performers with respect to their default performance through good (2004) and bad (1991) economic cycles.
- Within these schools, MRU selects borrowers with good credit scores, strong co-borrowers and with significant income prospects post graduation.
- MRU believes that this will help MRU to have lower volatility in its portfolio performance during bad economic cycles.

MRU HOLDINGS INCORPORATED

Prime Private Loan Securitization Trust Credit Performance Strong and Stable

- MRU's 2007-A trust is significantly outperforming SLM and FMD 2007 trusts of similar vintage and similar weighted average FICO in terms of forbearance + delinquency rates as measured by the principal balance of loans in delinquency and forbearance status divided by the principal balance of repayment eligible loans.


Delinquency & Forbearance comparison of MRU, SLM & FMD 2007 Trusts
MRU's 2007-A trust most recent combined delinquency and forbearance rate is approximately half that of FMD NCSLT 2007-1 trust & SLM SLT 2007-A trust.
% forbearance + 31-180 days delinquent
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
FMD
SLM
SLM
MRU
In general, there is an annual seasonal bump in negative performance in student loan performance in January due to newly graduating class entering repayment, of which many may be late due to servicer delays in locating borrowers who have moved from school to another address post graduation.
MRU2007A Forbearance + Delinquency
FMD - NCSLT 2007-1 Forbearance + Delinquency
SLM - SLT 2007-A Forbearance + Delinquency

Note: SLM trust data for March 2008 not available as of date of analysis. FMD data provided monthly. SLM data is provided quarterly.
Sources: FMD and SLM 10K and 10Qs for the relevant periods, FMD and SLM Trust Reports. Data in graphs cited in Appendix A at back of this presentation

MRU HOLDINGS INCORPORATED

Prime Private Loan Managed Portfolio Credit Performance Strong and Stable

- MRU's managed portfolio, which includes all originated prime loan assets, of which approximately 20% are in repayment status is outperforming peers which have the benefit of more seasoning. This is particularly significant since student loans tend to experience the worst performance earlier in the pool life as students enter repayment post graduation.


Delinquency and Forbearance comparison of MRU managed portfolio; SLM managed portfolio & FMD NCSLT 2007-1 trust
MRU's managed portfolio combined delinquency and forbearance rate is significantly lower than that of FMD's 2007-1 securitization trust of a similar vintage and SLM's managed portfolio
% of repay eligible loans that are either 31-180 days delinquent or in forbearance
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
FMD
SLM
MRU
MRU Managed Portfolio Delinquency + Forbearance
FMD - NCSLT 2007-1 Delinquency + Forbearance
SLM Managed Delinquency + Forbearance

Notes:

1) Managed portfolio equals total assets owned on balance sheet and assets in securitization trusts. As securitization trusts frequently have cutoffs which do not permit loans which are more than 60 days delinquent from being in a securitization, managed portfolio performance can sometimes provide a better view of the performance of all assets originated by a lender.

2) FMD does not disclose managed portfolio performance. Source: FMD and SLM 10Ks and 10Qs for the relevant periods, FMD and SLM Trust Reports, which are cited in Appendix A at the back of this presentation.

MRU HOLDINGS INCORPORATED

SOURCES OF GROWTH

Changes in competitive landscape are positive for high quality originator such as MRU

- MRU to continue to gain market share and leverage powerful direct-to-consumer model
  - Reach consumers with competitively priced suite of loan products
  - 75% of customers have repeat borrowing needs
- Strategic partnerships enable MRU to access largest student databases through brands with strong trust among student population and leverage
- MRU is conflict-free direct to consumer student loan company gaining credibility with students and parents – key beneficiary of recent scandals that exposed links between incumbent lenders and financial aid offices
- Legislative changes to open formerly closed channels by limiting power of financial aid offices to actively market and solicit loans for preferred lenders in exchange for a variety of monetary and in-kind benefits
- Large banks leaving private loan market due to failure of TERI guarantee and changes in complimentary federal loan economics

MRU HOLDINGS INCORPORATED

New Strategic Partnerships: Positive Selection in Marketing Channels

EMBARK beta

- Acquired from The Princeton Review
- Invented the online application for college
  - Allows for students to apply to multiple colleges through one application
  - Allows students to use information already on Embark.com to easily populate other forms (financial aid, scholarships)
- Provides full range of financing education and options at the time of admission via Embark.com

The Princeton Review

- Leading provider of test prep and educational services
  - Over 50% reach—More than two million applicants assisted by The Princeton Review each year
- Exclusive multi-year education financing partnership
- Exclusive right to market The Princeton Review's extensive database
- MyRichUncle innovative test prep loan

STA TRAVEL
THE STUDENT EXPERIENCE

- World's largest student and youth travel company
  - More than 300 branches in 90 countries, including 70 in the US
  - Servicing 2.5 million students each year
- Aligns MRU with the 18 to 30 year-old market
- Distribution at retail for MRU products
- MyRichUncle innovative travel financing products

FINANCING STRATEGY

MRU's Strategy to Finance Portfolio Growth

Warehouse Lines, Whole loan sales and Bank financing

- The Company currently has $325 million in warehouse financing from DZ Bank and Merrill Lynch. MRU's $200 million DZ Bank warehouse line is a 5 year line committed until April 2012.
- MRU is in conversations with its existing and new lenders to upsize its current warehouse facilities as well as put on new credit facilities. The Company plans on putting on an additional $300 MM in new warehouse capacity during 2008.
- As a backup to additional warehouse financing and securitization, the Company is exploring whole loan sales to regional banks where our current private loans are over 2% ROA assets which are attractive compared to traditional bank assets of 0.80%-1.10% ROA

MRU HOLDINGS INCORPORATED

MRU's Strategy to Finance Portfolio Growth

MRU Private Loans are very attractive bank assets with an average ROA of 2% and ROE of 25%+

Whole Loan Sale Model - Return for Bank Partner on whole loan program managed by MRU

3M LIBOR	2.91%	
Loan Margin	6.25%	over LIBOR
Premium Paid by Bank	4.00%	up front
Duration of Loans	8.0	years
Gross Cumulative Defaults over life of loan	4.50%	
Recoveries	20%	
Net Losses over life of loan	3.60%	
Marginal Bank Cost of Funds	1.00%	over LIBOR
Marginal Bank Operating Expense	0.00%	
Master Servicing Fee + MRU Profit Share	1.50%	
Capital Charge	8.00%	
Tax Rate	35%	
Yield	9.16%	
Cost of Origination	-0.50%	
Master Servicing Fee + MRU Profit Share	-1.50%	
Annual Losses	-0.45%	
Cost of Funds	-3.60%	
Operating Expense	0.00%	
ROA	3.11%	
Leverage	12.5 : 1	
ROE	38.91%	
After Tax ROA	2.02%	
After Tax ROE	25.29%	

MRU HOLDINGS INCORPORATED

MRU's Strategy to Finance Portfolio Growth

Securitization

- Deals are getting done at 150-300 bps wider in terms of total cost of funds versus last year. Larger issuers with bank funding vehicles are not doing deals until levels come back.
    1. 4 major federal student loan securitizations completed in past 60 days by Nelnet and Sallie Mae at 125-150 basis points wider than 2007.
    2. MRU has increased yields on newly originated assets by over 300 basis points versus 2007 in order to absorb funding cost increase
- MRU believes that a deal is doable for smaller issuers who are willing to empower investors with better information, superior performance and transparency
- MRU is not competing with its own bonds in the secondary market unlike other issuers.
- MRU has filed public securitization shelf and prepared second securitization of prime private student loans while concurrently working on a smaller private transaction

MRU HOLDINGS INCORPORATED

BUSINESS MODEL

MRU's Business Model

- Primary revenue drivers
  - Origination fees earned on loans funded
  - Interest income
  - Premiums or NPV of residuals from securitization
  - Referral marketing fees
- Primary expenses
  - Marketing incurred to generate customer demand
  - Corporate expense
  - Costs to originate and process loans
  - Fees and expenses of capital markets transactions
  - Technology costs for new product development

MRU's Model Validated by Securitization Market

($ in millions)

- First securitization of $200 million of prime private loans in June 2007
  - 82.75% of bonds rated AAA
  - 10.75% of bonds rated A
  - 6.5% of bonds rated BB
- Standalone credit enhancement structure
  - No wrap; no external guarantee
- Sold loans to the trust at a premium
  - Raised pre-funding account to finance loans originated in July-September
- Excellent execution during market beset by subprime worries
  - Transaction fully distributed
  - AAA through BB tranches placed
- In future transactions, we anticipate that changes to loan pricing and tenor will offset increased cost of funds

Ratings and Use of Bond Proceeds Issued by MRU Securitization Trust


$200.0
$27.0
$35.2
$137.8
Reserve Account
Forward Purchase of MRU Prime Loans/ Pre-funding of Additional Loans
Initial Purchase of MRU Prime Loans/ Principal Balance
Use of Proceeds

MRU HOLDINGS INCORPORATED

Economies of Scale Benefits Future Securitization Revenue – Even after changes in funding costs


Increase in Equity
1.96%
GAAP Gain on Sale
11.0%
Interest Spread 1.0%
Origination Fees
3.5%
NPV of Future
Interest Spread
8.5%
GAAP Economics as % of Loans Sold to Securitization Trust
Business Economics on First Securitization

Long-Term Economic Model (as % of Private Loans Originated)

- Total revenue on loans in first securitization of June 2007 was 13% of loans originated.
- Securitization revenue for May/June 2008 securitization to vary based on origination vintage and final funding costs.
  - Vintages from July 2007 to March 2008 will have lower economics due to increase in funding costs relative to yield on loans.
  - Current private loan origination pricing creates 13-15% economics to the Company.
  - Going forward, Company expects market dislocation in funding costs to be absorbed by increase in yield on loans of over 300 basis points.

MRU HOLDINGS INCORPORATED

Economies of Scale in Costs Increase As Volume Grows

Costs expected to decrease to 10.5% from 20% over the next 18 - 24 months. Revenue from loans expected to be approximately 15% of loan balance funded on go forward basis.

Costs as % of Private Loans Originated


20.0%
2.0%
5.0%
2.0%
11.0%
10.5%
1.5%
2.0%
2.0%
5.0%
Start-up Cost Structure (FY2007)
Future Expected Cost Structure (FY2009)
Long Term Customer Acquisition Cost
Origination & Customer Service Cost
Corporate Overhead
Future Product Development

MRU HOLDINGS INCORPORATED

Economies of Scale in Costs Increase As Volume Grows – Progress on Marketing Encouraging

- MRU marketing costs have continued to decline significantly as a % of private loan volume and the Company continues to make progress on its business plan of acquiring customers more efficiently. We expect full year 2008 marketing costs to be approximately 6% of private loan volume funded.

Historical Marketing Snapshot (in $ millions)

	FY 2006	FY 2007	% Change	1st Half FY 2008 Actual
Total Marketing Cost	$ 6.5	$ 13.1		$ 6.9
Total Volume of Private Loans Funded	$ 34.4	$ 142.9	316%	$ 159.5
COST OF ACQUISITION (Total Marketing Expenditure / Volume of Private Loans Fund	19.00%	9.15%	-51.82%	4.30%


Marketing Costs as % of Private Loan Volume
19.00%
9.15%
4.30%
FY 2006
FY 2007
1st Half FY 2008 Actual

MRU HOLDINGS INCORPORATED

THE OPPORTUNITY

Investment Thesis

- Private student loan market expected to grow from $17 billion to $80+ billion by 2012–2013
- Dramatic upheaval in structure of the industry in the past year – school financial aid office channel proven to be corrupt and inefficient as multiple scandals involving incumbent lenders and kickbacks to financial aid officers uncovered
- Superior proprietary risk management and underwriting capabilities with results starting to show
- Tremendous opportunity for "direct-to-consumer" strategy due to open playing field and dramatic market growth
- MRU platform designed to meet needs of consumers and to acquire market share from incumbent players who are leaving student loan market

APPENDIX

Appendix A – Delinquency Charts Data: Trust Collateral Comparison

Comparison of Trusts

Trust	Average Outstanding Principal Balance Per Borrower	Weighted Average Remaining Term to Scheduled Maturity (months)	Weighted average FICO score for borrowers and co-borrowers as of the date of loan application	Source
SLM Private Credit Student Loan Trust 2007-A	$13,020	214	718	Final prospectus, Pages A-2 to A-11
The National Collegiate Student Loan Trust 2007-1	$11,548	267	714	Final prospectus, Pages S-36 to S-39
MRU Student Loan Trust 2007-A	$17,118	205	717	Offering Memorandum, Pages 35 to 37

Note: MRU's securitization includes a number of borrowers with more than one academic year of loans hence the higher average outstanding balance on a per borrower basis.

MRU HOLDINGS INCORPORATED

Appendix A – Delinquency Charts Data: FMD NCSLT 2007-1 Performance

National Collegiate Student Loan Trust 2007-1

	Raw Data					Calculations		
Date	Repayment - Active - Current - Principal Amount	Repayment - Forbearance - Principal Amount	Total Repayment - Principal Amount	FMD > 180 days Delinquent	Source	Percentage of Repayment Eligible Loans* that are 31+ to 180 Days Delinquent	Percentage of Repayment Eligible Loans* that are in Forbearance	Percentage of Repayment Eligible Loans* that are 31+ to 180 Days Delinquent or in Forbearance
3/31/2007	$71,351,795.04	$562,488.94	$74,855,107.77	$ -	NCSLT 2007-1 Monthly Distribution Report for 05/25/07, Page 4	3.93%	0.75%	4.68%
4/30/2007	$71,173,047.55	$821,203.58	$73,994,090.24	$ -	NCSLT 2007-1 Monthly Distribution Report for 05/25/07, Page 4	2.70%	1.11%	3.81%
5/31/2007	$68,869,245.24	$901,137.87	$74,138,300.79	$ 4,301.08	NCSLT 2007-1 Monthly Distribution Report for 06/25/07, Page 4	5.89%	1.22%	7.10%
6/30/2007	$78,167,541.18	$1,199,117.05	$82,247,112.48	$ 33,027.74	NCSLT 2007-1 Monthly Distribution Report for 07/25/07, Page 4	3.46%	1.46%	4.92%
7/31/2007	$83,390,529.56	$1,609,929.29	$89,437,423.50	$ 260,145.20	NCSLT 2007-1 Monthly Distribution Report for 08/27/07, Page 4	4.67%	1.80%	6.47%
8/31/2007	$85,469,197.96	$2,291,115.39	$94,928,302.13	$ 526,263.44	NCSLT 2007-1 Monthly Distribution Report for 09/25/07, Page 4	7.00%	2.41%	9.41%
9/30/2007	$90,791,196.95	$3,350,255.57	$102,983,209.81	$ 602,625.46	NCSLT 2007-1 Monthly Distribution Report for 10/25/07, Page 4	8.00%	3.25%	11.25%
10/31/2007	$95,826,393.78	$4,750,922.18	$112,418,059.32	$ 515,360.57	NCSLT 2007-1 Monthly Distribution Report for 11/26/07, Page 4	10.07%	4.23%	14.30%
11/30/2007	$171,245,151.90	$6,998,612.89	$190,951,718.00	$ 370,024.80	NCSLT 2007-1 Monthly Distribution Report for 12/26/07, Page 4	6.46%	3.67%	10.13%
12/31/2007	$175,264,358.42	$13,602,588.17	$205,055,439.98	$ 530,603.11	NCSLT 2007-1 Monthly Distribution Report for 01/25/08, Page 4	7.64%	6.63%	14.27%
1/31/2008	$149,896,961.52	$21,027,672.91	$206,136,034.40	$ 1,105,051.28	NCSLT 2007-1 Monthly Distribution Report for 02/25/08, Page 4	16.55%	10.20%	26.75%
2/29/2008	$156,828,572.06	$24,702,153.20	$216,698,247.23	$ 1,641,886.40	NCSLT 2007-1 Monthly Distribution Report for 03/25/08, Page 4	15.47%	11.40%	26.87%
3/31/2008	$158,954,701.57	$30,679,008.76	$220,535,170.79	$ 2,643,529.73	NCSLT 2007-1 Monthly Distribution Report for 04/25/08, Page 4	12.81%	13.91%	26.72%

*Repayment Eligible Loans means all loans in Repayment or Forbearance status

MRU HOLDINGS INCORPORATED

Appendix A – Delinquency Charts Data: SLM 2007-A Trust Performance

SLM Private Credit Student Loan Trust 2007-A

	Raw Data					Calculations		
Date	Repayment - Active - Current - Principal Amount	Repayment - Forbearance - Principal Amount	Total Repayment - Principal Amount	> 180 Days Delinquent Loans	Source	Percentage of Repayment Eligible Loans* that are 31+ to 180 Days Delinquent	Percentage of Repayment Eligible Loans* that are in Forbearance	Percentage of Repayment Eligible Loans* that are 31+ to 180 Days Delinquent or in Forbearance
3/29/2007	$336,750,149.53	$54,511,101.76	$395,856,454.44	$6,544.56	SLM 2007-A Quarterly Servicing Report for 6/15/2007, Page 8	1.16%	13.77%	14.93%
5/31/2007	$340,758,458.54	$55,981,020.00	$403,200,417.54	$0.00	SLM 2007-A Quarterly Servicing Report for 6/15/2007, Page 8	1.60%	13.88%	15.49%
8/31/2007	$382,551,802.48	$79,235,786.59	$475,754,510.18	$85,622.16	SLM 2007-A Quarterly Servicing Report for 9/17/2007, Page 8	2.92%	16.65%	19.57%
11/30/2007	$556,780,666.32	$106,704,756.85	$677,117,014.22	$114,398.70	SLM 2007-A Quarterly Servicing Report for 12/17/2007, Page 8	2.00%	15.76%	17.75%
2/29/2008	$528,218,649.93	$170,172,307.88	$719,510,302.51	$449,585.84	SLM 2007-A Quarterly Servicing Report for 3/17/2008, Page 8	2.87%	23.65%	26.52%

*Repayment Eligible Loans means all loans in Repayment or Forbearance status

MRU HOLDINGS INCORPORATED

Appendix A – Delinquency Charts Data: SLM Managed Portfolio

SLM Corporation
Managed Basis Private Education Loans
($'s in Millions)

	Raw Data				Calculations		
Date	Loans in forbearance - Balance	Loans in repayment - Loans current - Balance	Total Private Education Loans in Repayment - Balance	Source	Percentage of Repayment Eligible Loans* that are 31+ Days Delinquent	Percentage of Repayment Eligible Loans* that are in Forbearance	Percentage of Repayment Eligible Loans* that are 31+ Days Delinquent or in Forbearance
3/31/2007	$1,641	$10,735	$11,706	SLM Corporation 10-Q for quarter ended March 31, 2007, Page 62	7.28%	12.29%	19.57%
6/30/2007	$1,637	$11,875	$12,840	SLM Corporation 10-Q for quarter ended June 30, 2007, Page 71	6.67%	11.31%	17.97%
9/30/2007	$1,952	$11,710	$12,799	SLM Corporation 10-Q for quarter ended September 30, 2007, Page 72	7.38%	13.23%	20.62%
12/31/2007	$2,391	$13,639	$14,866	SLM Corporation 10-K for year ended December 31, 2007, Page 71	7.11%	13.86%	20.97%
3/31/2008	$2,920	$13,777	$14,870	SLM Corporation Supplemental Earnings Disclosure March 31, 2008, Page 29	6.14%	16.41%	22.56%

*Repayment Eligible Loans means all loans in Repayment or Forbearance status

MRU HOLDINGS INCORPORATED